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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                  June 16, 2003
                Date of Report (Date of earliest event reported)


                                   SYLVAN INC.

             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-18967

                  Nevada                                      25-1603408
       (State or other jurisdiction                        (I.R.S. Employer
              of incorporation)                           Identification No.)


           333 Main Street, P.O. Box 249
              Saxonburg, Pennsylvania                                  16056
       (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (724) 352-7520



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Item 5.  Other Events.

           On June 16, 2003, Sylvan Inc. issued a press release, attached hereto as Exhibit 99.1, announcing the withdrawal of an indication of interest that was submitted to the company on April 16, 2003.

Item 7.    Financial Statements and Exhibits.

c)       The following exhibits are filed with this document


Exhibit
Number                     Description
-------                    --------------
99.1                       Press release dated June 16, 2003





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SYLVAN INC.

Date:  June 16, 2003                             By: /s/ Fred Y. Bennitt
                                                     -------------------------
                                                     Fred Y. Bennitt
                                                     Secretary/Treasurer





                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    --------------

99.1                       Press release dated June 16, 2003.